EXHIBIT 10.1

                        SECOND AMENDMENT TO INVENTORY AND
                          ACCOUNTS RECEIVABLE LOAN AND
                               SECURITY AGREEMENT

         THIS SECOND AMENDMENT, dated as of the 30th day of April, 1999, is to that certain Inventory and Accounts Receivable Loan and Security Agreement dated as of February 28, 1997, as amended as of October 27, 1998 (as amended thereby and hereby, the "Loan Agreement") by and among

         NDC AUTOMATION, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower");

         NATIONAL BANK OF CANADA, a Canadian chartered bank ("NBC"); and

         NATIONAL CANADA BUSINESS CORP., a Delaware corporation ("NCBC" hereinafter NBC and NCBC may be referred to collectively as the "Lenders").

RECITALS:
---------

         A. The Borrower has requested that the Lenders make certain changes to the Loan Agreement.

         B. The Lenders have agreed to make certain changes to the Loan Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         A. Section 3 of the Loan Agreement is deleted in its entirety and replaced with the following.

                  "3. LOANS. Subject to the terms and provisions of this Agreement, Lender will make such loans to Borrower as from time to time Lender elects to make which are secured by Borrower's Collateral and the proceeds thereof. The aggregate unpaid principal of all such loans outstanding at any one time shall not exceed the lesser of (a) One Million Two Hundred Fifty Thousand (U.S. $1,250,000.00) or (b) eighty percent (80%) of the unpaid face amount of (i) Qualified Accounts that are non-project Qualified Accounts and (ii) Qualified Accounts that are project Qualified Accounts, as defined below, (or such other percentages thereof as may from time to time be fixed by the Lender upon notice to Borrower), plus fifty percent (50%) of the cost or market value, whichever is lower, of all Eligible Inventory, as defined below, (hereinafter called the "Inventory Value"), but in no event shall (A) Inventory Value be in excess of Three Hundred Thousand Dollars (U.S. $300,000.00) and (B) Inventory Value and Qualified Accounts that are project Qualified Accounts be in excess of Four Hundred Fifty Thousand Dollars (U.S. $450,000.00). The sum produced by applying at any given time the then prevailing percentages to the Inventory Value and to the total of Qualified Accounts is herein called the "Borrowing Base". All such loans shall bear interest, and where appropriate under the Lender's prevailing policy shall bear a service charge at the rate agreed on from time to time by the parties, and at the option of Lender shall be evidenced by notes in form satisfactory to Lender, but in the absence of notes shall be conclusively evidenced by the Lender's record of disbursements and repayments. The Borrower's loans are presently evidenced by that certain Secured Note ("Secured Note") bearing even date herewith. The unpaid principal balances of the borrower's loans shall bear interest from the date hereof upon disbursed and unpaid principal balances (calculated on the basis of a year of 360 days) at a rate per annum which shall, from day to day, be equal to two and three quarters of one percent (2.75%) per annum for amounts outstanding under the Note, plus the rate for commercial loans announced from time to

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         time in the United States as its prime rate ("Prime Rate") by Bank, each change in the rate to be charged hereon to become effective, without notice to the Borrower, on the effective date of each change in the Prime Rate, and interest shall be payable monthly in arrears on the 1st day of each month, commencing on the 1st day of May, 1999. The Prime Rate is a reference rate and is not necessarily the lowest rate charged by Lender or Bank for extensions of credit. The Bank's Prime Rate is, as of the date hereof, seven and three-quarters of one percent (7.75%) per annum. All such loans shall be payable on demand or, if no demand then, on the Termination Date as that term is defined in the Secured Note."

         B. All references to the "Loan Agreement" set forth in the documents executed in connection with the Loan Agreement shall be deemed to be references to the Loan Agreement as amended by this Second Amendment.

         C. The Borrower represents and warrants that, as of the date hereof, it is not in default of the terms of the Loan Agreement, as amended hereby, or any of the other documents executed among the Borrower and the Lenders in connection therewith.

         D. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.

         E. This Second Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under and for all purposes shall be construed in accordance with the laws of the State of New York.









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                  IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Second Amendment to be executed under seal by their duly authorized corporate officers all as of the day and year first above written.


                                           NDC AUTOMATION


                                           By:  /s/ Claude Imbleau
                                                ------------------------------
                                                Name: Claude Imbleau
                                                Title:  CFO


                                           NATIONAL BANK OF CANADA

                                           By:  /s/ signature on file
                                                ------------------------------
                                                Name:
                                                Title:


                                           By:  /s/ signature on file
                                                ------------------------------
                                                Name:
                                                Title:


                                           NATIONAL CANADA BUISNESS CORP.

                                           By:  /s/ signature on file
                                                ------------------------------
                                                Name:
                                                Title:


                                           By:  /s/ signature on file
                                                ------------------------------
                                                Name:
                                                Title:





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